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                                                     EXHIBIT 99.N





                 CONSENT OF INDEPENDENT AUDITORS



To the Board of Trustees and Shareholder
Nuveen Senior Income Fund:



We consent to the use of our report and the reference to our firm under the heading "Experts" in the Statement of Additional Information.




Chicago, Illinois
May 19, 2000